Exhibit 32.0

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers, Gary A. Shiffman and Karen J. Dearing, hereby certify that to the best of their knowledge: (a) this Quarterly Report on Form 10-Q of Sun Communities, Inc., for the quarter ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Signature	Date

/s/ Gary A. Shiffman	November 7, 2008
Gary A. Shiffman, Chief Executive Officer

/s/ Karen J. Dearing	November 7, 2008
Karen J. Dearing, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sun Communities, Inc. and will be retained by Sun Communities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.